BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated April 29, 2016

to the Prospectus and Statement of Additional Information, each dated September 28, 2015

Effective June 1, 2016, the following changes are made to the Funds’ Prospectus:

Footnote 1 to each Fund’s fee table relating to the “Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)” for Investor A Shares in the sections of the Prospectus entitled “Fund Overview—Key Facts About BlackRock New Jersey Municipal Bond Fund—Fees and Expenses of the Fund” and “Fund Overview—Key Facts About BlackRock Pennsylvania Municipal Bond Fund—Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $250,000 or more.

The “Share Classes at a Glance” chart in the section of the Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs” is amended to delete the row captioned “Deferred Sales Charge?” applicable to Investor A Shares, and to replace it with the following:

Investor A
Deferred Sales Charge?	No. (May be charged for purchases of $250,000 or more that are redeemed within 18 months).

The two charts in the section of the Prospectus entitled “Account Information—Details About the Share Classes—Investor A Shares—Initial Sales Charge Option” are deleted in their entirety and replaced with the following:

California Fund, New Jersey Fund and Pennsylvania Fund

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation As a % of Offering Price
Less than $100,000	4.25%	4.44%	4.00%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 and over[2]	0.00%	0.00%	— [2]

[1]	Rounded to the nearest one-hundredth percent.

[2]	If you invest $250,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

The first paragraph in the section of the Prospectus entitled “Account Information—Details About the Share Classes—Investor A Shares at Net Asset Value” is deleted in its entirety and replaced with the following:

If you invest $250,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “Contingent Deferred Sales Charge Waivers.”

Effective June 1, 2016, the following changes are made to the Funds’ Statement of Additional Information:

The section of the Statement of Additional Information entitled “Purchase of Shares—Reduced Initial Sales Charges—Purchase Privileges of Certain Persons” as it relates solely to the Funds is revised as follows:

BlackRock may pay placement fees to dealers on purchases of Investor A Shares of all Funds, which may depend on the policies, procedures and trading platforms of your financial intermediary.

With respect to the BlackRock New Jersey Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, the placement fees may be up to the following amounts:

$250,000 but less than $4 million	1.00%

$4 million but less than $10 million	0.50%

$10 million and above	0.25%

The first sentence of the second paragraph in the section of the Statement of Additional Information entitled “Purchase of Shares—Reduced Initial Sales Charges—Other” is deleted in its entirety and replaced with the following:

If you invest $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio of BlackRock Funds II, BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund and BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust and BlackRock New Jersey Municipal Bond Fund, BlackRock New York Municipal Opportunities Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, and $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Secured Credit Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more in Investor A Shares, you may not pay an initial sales charge.

The third paragraph in the section of the Statement of Additional Information entitled “Purchase of Shares—Reduced Initial Sales Charges—Other” is deleted in its entirety and replaced with the following:

With respect to certain employer-sponsored retirement plans, if a dealer waives its right to receive a placement fee, the Fund may, at its own discretion, waive the CDSC (as defined below) related to purchases of $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio of BlackRock Funds II, BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund and BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust and BlackRock New Jersey Municipal Bond Fund, BlackRock New York Municipal Opportunities Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, and $500,000

for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Secured Credit Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more of Investor A Shares. This may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

Shareholders should retain this Supplement for future reference.